ACQUISITION AFTER BALANCE SHEET DATE (Notes)	12 Months Ended
Dec. 31, 2014
Acquisition after Balance Sheet Date [Abstract]
Acquisition after balance sheet date [Text Block]
ACQUISITION AFTER BALANCE SHEET DATE

In January 2015, we acquired Golar's 100% interest in the companies that own and operate the Golar Eskimo pursuant to a Purchase, Sale and Contribution Agreement that we entered into with Golar on December 15, 2014. The purchase consideration was $390.0 million for the vessel (including charter) less the assumed bank debt of $162.8 million and other purchase price adjustments. The Golar Eskimo was delivered to Golar in December 2014. We expect the Golar Eskimo to commence her service under a ten-year time charter with the Government of the Hashemite Kingdom of Jordan in the second quarter of 2015.

In January 2015, in connection with the purchase of the Golar Eskimo, we entered into a financing loan agreement with Golar for an amount of $220 million. The facility is unsecured and accrues interest at a rate per annum equal to LIBOR plus margin ranging from 2.10% to 2.75%. The loan is non-amortizing with a final balloon payment of $220 million due in December 2016.

We entered into an agreement with Golar pursuant to which Golar will pay to us an aggregate amount of $22.0 million in six equal monthly installments starting in January 2015 and ending in June 2015 for the right to use the FSRU.  In return, we will remit to Golar any hire payments actually received with respect to the vessel during this period and, at Golar's request, charter the vessel to a third party prior to the earlier of the commencement of hire payments from Jordan under the Golar Eskimo Time Charter and June 30, 2015.

We accounted for the acquisition of the Golar Eskimo as a business combination. The purchase price of the acquisition has been allocated to the identifiable assets acquired. We are in the process of finalizing the accounting for the acquisition and amounts shown below are provisional. Additional business combination disclosures will be presented in our next available interim report.

The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. The provisional fair values allocated to each class of identifiable assets of the Golar Eskimo and the difference between the purchase price and net assets acquired was calculated as follows:

(in thousands of $)			January 20, 2015
Purchase consideration		(1)	227,200
Less: Fair value of net assets (liabilities) acquired:
Vessel including allocation to charter (if applicable)	390,000
Long-term debt	(162,800)
Others	—	(2)
Subtotal			(227,200)
Difference between the purchase price and fair value of net assets acquired			—
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(1) This includes the purchase consideration for the vessel less the fair value of the assumed bank debt but excludes any working capital adjustments which will be available upon finalization of the results of the Golar Eskimo for the first quarter of 2015.
(2) This information will be available upon finalization of the results of the Golar Eskimo for the first quarter of 2015.

The Golar Eskimo was delivered to Golar on December 22, 2014 and was under construction and not operational before its delivery. As a result, we have evaluated that had the acquisition been consummated as of January 1, 2014, Golar Eskimo's pro forma revenue and net income effect for the year ended December 31, 2014 would be immaterial and thus, have not been presented here.